UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
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FORM 8-K
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Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 4, 2016
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THERAVANCE BIOPHARMA, INC.
(Exact Name of Registrant as Specified in its Charter)
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Cayman Islands (State or Other Jurisdiction of Incorporation)	0001-36033 (Commission File Number)	EIN 98-1226628 (I.R.S. Employer Identification Number)

PO Box 309
Ugland House, South Church Street
George Town, Grand Cayman, Cayman Islands KY1-1104
 (650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On May 4, 2016, the Company issued a press release announcing the closing of its previously announced public offering, including the full exercise of the underwriters' option to purchase additional ordinary shares, a copy of which press release is filed as an exhibit to and incorporated by reference into this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d)           Exhibits.

Exhibit No.	Title of Document

99.1	Press release dated May 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: May 4, 2016	/s/ Renee D. Gala
Renee D. Gala
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title of Document

99.1	Press release dated May 4, 2016.